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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 21, 2006

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-23377               13-3699013
----------------------------        ------------       ----------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)       Identification Number)


   One Rockefeller Plaza, Suite 400 New York, New York      10020-2002
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         (Address of Principal Executive Offices)           (Zip Code)


       Registrant's Telephone Number Including Area Code: (212) 218-2800
                                                          --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION  1  -  REGISTRANT'S  BUSINESS  AND  OPERATIONS

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

See the information set forth in Item 2.03 below, which is incorporated into this item 1.01 by reference.

SECTION  2  -  FINANCIAL  INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On September 21, 2006, a newly established wholly owned business trust of Intervest Bancshares Corporation (the "Company") - Intervest Statutory Trust V (the "Trust") - sold trust preferred securities due December 15, 2036 in the aggregate principal amount of $10,310,000 (the "Capital Securities") through FTN Financial Capital Markets (a division of First Tennessee Bank National Association) and Keefe, Bruyette and Woods, Inc. The Capital Securities were sold to institutional investors in a private transaction, pursuant to an applicable exemption from registration under the Securities Act of 1933. The net proceeds from the sale were reinvested into the Company in exchange for $10,310,000 of the Company's Junior Subordinated Debentures due December 15, 2036 (the "Junior Subordinated Debentures"). The Company's Junior Subordinated Debentures were issued on September 21, 2006 to the Trust pursuant to an indenture between the Company and Wilmington Trust Company, as debenture trustee. Issuance costs associated with this transaction amounted to approximately $10,000. The Trust was formed with a capital contribution of $310,000 from the Company and for the sole purpose of issuing and administering the Capital Securities. The proceeds from the issuance of the Capital Securities together with the capital contribution for each Trust were used to acquire the Company's Junior Subordinated Debentures that are due concurrently with the Capital Securities. The Capital Securities net of the Company's capital contributions totaling $10,000,000, qualify as regulatory capital.

The Trust was established pursuant to an Amended and Restated Declaration of Trust among the Company, Wilmington Trust Company, as trustee, and Lowell S. Dansker, Stephen Helman and John J. Arvonio, as administrators. Messrs. Dansker, Helman and Arvonio serve as executive officers of the Company.

The sole assets of the Trust, the obligor on the Capital Securities, are the Company's Junior Subordinated Debentures. In addition, the Company has irrevocably and unconditionally guaranteed, pursuant to a guarantee agreement dated September 21, 2006 delivered by the Company to Wilmington Trust Company, as trustee for the benefit of the holders of the Capital Securities, the payment of distributions on, payments on any redemptions of, and any liquidation distribution with respect to the Capital Securities.

Interest on the Junior Subordinated Debentures is payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year based on a fixed rate of 6.83% per annum for the first five years, and thereafter at the rate of 1.65% over 3-month LIBOR until maturity. The distribution rate and the payment dates on the Capital Securities coincide with the interest rate and the payment dates on the Junior Subordinated Debentures.

The Capital Securities are subject to mandatory redemption (i) in whole, but not in part, upon repayment of the Junior Subordinated Debentures at stated maturity or, at the option of the Company, their earlier redemption in whole upon the occurrence of certain changes in the tax treatment or capital treatment of the Capital Securities, or a change in the law such that the Trust would be considered an investment company, and (ii) in whole or in part at any time on or after September 15, 2011 contemporaneously with the optional redemption by the Company of the Junior Subordinated Debentures in whole or in part.

Interest payments on the Junior Subordinated Debentures (and the corresponding distributions on the Capital Securities) may be deferred at any time and from time to time during the term of the Junior Subordinated Debentures at the election of the Company for up to 20 consecutive quarterly periods (5 years). There is no limitation on the number of extension periods the Company may elect; provided, however, no deferral period may extend beyond the maturity date of the Junior Subordinated Debentures. During an interest deferral period, interest will continue to accrue on the Junior Subordinated Debentures, and interest on such accrued interest will accrue at


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an  annual  rate  equal to the interest rate in effect for such deferral period, compounded quarterly from the date such interest would have been payable were it not deferred. At the end of the deferral period, the Company will be obligated to pay all interest then accrued and unpaid on the Junior Subordinated Debentures. The indebtedness evidenced by the Junior Subordinated Debentures is subordinate and junior in right of payment to the Company's senior indebtedness. The trustee under the Indenture or the holders of at least 25% of the aggregate principal amount of the Junior Subordinated Debentures outstanding may declare the entire principal of the Junior Subordinated Debentures and the interest accrued thereon, if any, to be due and payable immediately if: (a) the Company defaults in the payment of any interest upon any Junior Subordinated Debentures following the nonpayment of any such interest for twenty or more consecutive quarters; (b) a court enters a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, trustee or similar official of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order remains unstayed and in effect for a period of 90 consecutive days; or (c) the Company commences a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, trustee, custodian or other similar official of the Company or of any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due. If certain other events specified in the Indenture occur and are continuing with respect to the Junior Subordinated Debentures, then either the trustee under the Indenture or the holders of at least 25% of the aggregate principal amount of the Junior Subordinated Debentures may proceed to remedy the default or breach by judicial proceeding.

A copy of the press release issued by the Company announcing the sale of the Capital Securities is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

(c)     Exhibits

        Exhibit No.     Description

                        99.1     Press Release  dated  September  21,  2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERVEST BANCSHARES  CORPORATION


Date:     September  21,  2006          By:     /s/  Lowell  S.  Dansker
                                                ------------------------
                                                LOWELL  S.  DANSKER,
                                                CHAIRMAN,  PRESIDENT  &
                                                CHIEF  EXECUTIVE  OFFICER
                                                (Principal  Executive  Officer)


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                               INDEX TO EXHIBITS

Exhibit No.    Description
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99.1           Press Release dated September 21, 2006